SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement

[X] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Section 240.14a-12

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Eaton Vance California Municipal Bond Fund

Eaton Vance California Municipal Income Trust

Eaton Vance Enhanced Equity Income Fund

Eaton Vance Enhanced Equity Income Fund II

Eaton Vance Floating-Rate 2022 Target Term Trust

Eaton Vance High Income 2021 Target Term Trust

Eaton Vance Limited Duration Income Fund

Eaton Vance Municipal Bond Fund

Eaton Vance Municipal Income Trust

Eaton Vance Municipal Income 2028 Term Trust

Eaton Vance National Municipal Opportunities Trust

Eaton Vance New York Municipal Bond Fund

Eaton Vance Risk-Managed Diversified Equity Income Fund

Eaton Vance Short Duration Diversified Income Fund

Eaton Vance Tax-Managed Buy-Write Income Fund

Eaton Vance Tax-Managed Buy-Write Opportunities Fund

Eaton Vance Tax-Managed Buy-Write Strategy Fund

Eaton Vance Tax-Managed Diversified Equity Income Fund

Eaton Vance Tax-Advantaged Dividend Income Fund

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund

Eaton Vance Tax-Managed Global Diversified Equity Income Fund

Eaton Vance Tax-Advantaged Global Dividend Income Fund

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund

(Name of Registrant as Specified in Its Charter)

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EATON VANCE CLOSED-END FUNDS

Two International Place

Boston, Massachusetts 02110

Thomas E. Faust Jr.

President and Chief Executive Officer, Eaton Vance Management

Trustee, Eaton Vance Closed-End Funds

December 3, 2020

Dear Shareholder:

As you may be aware, Eaton Vance has entered into a definitive agreement to be acquired by Morgan Stanley. By combining the capabilities and resources of Eaton Vance and Morgan Stanley, we seek to better serve Fund shareholders and our other clients.

In connection with the proposed transaction, Fund shareholders are being asked to approve new investment advisory agreements and, where applicable, new investment sub-advisory agreements for the Funds. Approval of the new agreements will provide continuity of each Fund’s investment program and help ensure that Fund operations continue uninterrupted after the close of the transaction.

The Funds’ joint special meeting of shareholders to consider the new agreements is scheduled for January 7, 2021. To this point, we have not received your vote. Please take the time to vote now.

We encourage you to utilize one of the following easy options for voting today:

By telephone: Call the toll-free number printed on the enclosed proxy card(s) and follow the instructions.
By internet: Access the website address printed on the enclosed proxy card(s) and follow the directions on the website.
By mail: Complete, sign, and date the proxy card(s) you received and return in the self-addressed, postage-paid envelope.

By casting your proxy vote now, you ensure your shares are represented and that we won’t contact you further regarding this matter.

If you have any questions or would like to receive a copy of your Fund’s proxy statement, please contact AST Fund Solutions at (800) 622-1569. You may also view your Fund’s proxy statement online at: https://funds.eatonvance.com/closed-end-fund-and-term-trust-documents.php

Sincerely,

Thomas E. Faust Jr.

President and Chief Executive Officer, Eaton Vance Management

Trustee, Eaton Vance Closed-End Funds

EATON VANCE CLOSED-END FUNDS

Two International Place

Boston, Massachusetts 02110

Thomas E. Faust Jr.

President and Chief Executive Officer, Eaton Vance Management

Trustee, Eaton Vance Closed-End Funds

December 3, 2020

Dear Shareholder:

As you may be aware, Eaton Vance has entered into a definitive agreement to be acquired by Morgan Stanley. By combining the capabilities and resources of Eaton Vance and Morgan Stanley, we seek to better serve Fund shareholders and our other clients.

In connection with the proposed transaction, Fund shareholders are being asked to approve new investment advisory agreements and, where applicable, new investment sub-advisory agreements for the Funds. Approval of the new agreements will provide continuity of each Fund’s investment program and help ensure that Fund operations continue uninterrupted after the close of the transaction.

The Funds’ joint special meeting of shareholders to consider the new agreements is scheduled for January 7, 2021. To this point, we have not received your vote. Please take the time to vote now.

We encourage you to utilize one of the following easy options for voting today:

By telephone: Call the toll-free number printed on the enclosed proxy card(s) and follow the instructions.
By internet: Access the website address printed on the enclosed proxy card(s) and follow the directions on the website.
By mail: Complete, sign, and date the proxy card(s) you received and return in the self-addressed, postage-paid envelope.

By casting your proxy vote now, you ensure your shares are represented and that we won’t contact you further regarding this matter.

If you have any questions or would like to receive a copy of your Fund’s proxy statement, please contact AST Fund Solutions at (888) 541-9895 Ext. 12. You may also view your Fund’s proxy statement online at: https://funds.eatonvance.com/closed-end-fund-and-term-trust-documents.php

Sincerely,

Thomas E. Faust Jr.

President and Chief Executive Officer, Eaton Vance Management

Trustee, Eaton Vance Closed-End Funds